UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2006

CAPITAL CITY BANK GROUP, INC.
(Exact name of registrant as specified in its charter)

Florida	0-13358	59-2273542
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
217 North Monroe Street, Tallahassee, Florida		32301
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (850) 671-0300

___________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CAPITAL CITY BANK GROUP, INC.

FORM 8-K
CURRENT REPORT

Item 4.01 Changes in Registrant’s Certifying Accountant.

On December 21, 2006, the Audit Committee of the Board of Directors of Capital City Bank Group, Inc. (the “Company”) determined that the independent public accounting firm of the Company, KPMG LLP (“KPMG”), would be replaced by Ernst & Young LLP (“E&Y”) for the Company’s fiscal year ending December 31, 2007. KPMG was notified of this decision on December 21, 2006. The appointment of E&Y and KPMG’s dismissal will become effective upon KPMG’s completion of the audit of the Company’s consolidated financial statements as of and for the fiscal year ending December 31, 2006 and the filing of the Company’s Form 10-K as of and for the year ending December 31, 2006.

KPMG’s audit reports on the Company’s financial statements as of and for the fiscal years ended December 31, 2005 and 2004 did not contain any adverse opinions or disclaimers of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2005 and 2004 and the subsequent interim period through December 21, 2006, (i) there were no disagreements between the Company and KPMG on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference in their opinions to the subject matter of the disagreement, and (ii) there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K with respect to the Company during the years ended December 31, 2005 and 2004 and the subsequent interim period through December 21, 2006.

The Company has provided KPMG with a copy of the foregoing statements and has requested and expects to receive from KPMG a letter addressed to the Securities and Exchange Commission stating whether or not KPMG agrees with the above statements. A copy of the letter from KPMG will be filed as an amendment to this Form 8-K within two business days of its receipt.

During the years ended December 31, 2005 and 2004 and the subsequent interim period through December 21, 2006, neither the Company nor anyone acting on behalf of the Company, consulted with E&Y regarding (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (2) any matter that was either the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K or a “reportable event” described in Item 304(a)(1)(v) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL CITY BANK GROUP, INC.

Date: December 21, 2006	By:	/s/ J. Kimbrough Davis
J. Kimbrough Davis
Executive Vice President and Chief Financial Officer